Exhibit 21.1

List of Subsidiaries of Funtalk China Holdings Limited

Place of Incorporation
Wholly-Owned Subsidiaries

1.	Pypo Digital Company Limited	Cayman Islands
2.	Pypo Holdings (HK) Company Limited	Hong Kong
3.	Beijing Funtalk Century Technology Group Company Limited	PRC
4.	Shanxi PYPO Technology Co., Ltd.	PRC
5.	Jiangsu PYPO Technology Co., Ltd.	PRC
6.	Beijing Yitong Shenglian Investment Consulting Co., Ltd.	PRC
7.	Shanghai PYAO Digital Technology Co., Ltd.	PRC
8.	Shenzhen PYPO Communications Equipment Co., Ltd.	PRC

Affiliated Entities

9.	Shanghai Lezhiyu Technology Co., Ltd.	PRC
10.	Heilongjiang PYPO Digital Technology Co., Ltd.	PRC
11.	Shenyang PYPO Technology Co., Ltd.	PRC
12.	Shandong PYPO Digital Technology Co., Ltd.	PRC
13.	Jilin PYPO Technology Co., Ltd.	PRC
14.	Inner Mongolia PYPO Technology Co., Ltd.	PRC
15.	Beijing PYPO Communications Technology Co., Ltd.	PRC
16.	Guangdong PYPO Technology Co., Ltd.	PRC
17.	Anhui PYPO Electronics Co., Ltd.	PRC
18.	Zhejiang PYPO Digital Technology Co., Ltd.	PRC
19.	Nanjing PYAO Technology Co., Ltd.	PRC
20.	Sichuan Huasong PYPO Digital Technology Co., Ltd.	PRC
21.	Chongqing PYPO Digital Technology Co., Ltd.	PRC
22.	Gansu PYPO Digital Technology Co., Ltd.	PRC
23.	Guizhou PYPO Technology Co., Ltd.	PRC
24.	Jiangxi PYPO Technology Co., Ltd.	PRC
25.	Guangxi PYPO Communications Equipment Co., Ltd.	PRC
26.	Fujian PYPO Digital Technology Co., Ltd.	PRC
27.	Beijing Funtalk Century Telecommunications Equipment Retail Chain Co., Ltd.	PRC
28.	Beijing Dongdian Infinity Technology Co., Ltd.	PRC
29.	Guangzhou Guanzhilin Communications Equipments Chain Co., Ltd.	PRC
30.	Beijing Yipai Innovation Technology Development Co., Ltd.	PRC
31.	Beijing Funtalk Century Commercial and Trade Co., Ltd.	PRC
32.	Shenyang Funtalk Telecommunications Equipment Co., Ltd.	PRC
33.	Beijing Yipai Telecommunications Technology Co., Ltd.	PRC
34.	Beijing Guanzhilin Telecommunications Technology Co., Ltd.	PRC
35.	Shanghai Lezhiyu Telecommunications Equipment Co., Ltd.	PRC
36.	Inner Mongolia Chuangxin Zhongyu Shidai Mobile Phones Marketing & Management Co., Ltd.	PRC
37.	Jiangsu Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
38.	Hunan Feon Telecommunications Technology Co., Ltd.	PRC
39.	Kunming Golden Broadway Technology Development Co., Ltd.	PRC
40.	Henan Xinya Telecommunications Equipment Co., Ltd.	PRC
41.	Hebei Guoxun Huifang Telecommunications Equipment Co., Ltd.	PRC
42.	Beijing Zhongshi Pypo Cinema Cultural Co., Ltd.	PRC
43.	Beijing Funtalk Communication Chain Shu Yang Procurement Center Co., Ltd.	PRC
44.	Beijing Golden Feon Telecommunications Technology Co., Ltd.	PRC
45.	Changzhou Funtalk Telecommunications Equipment Co., Ltd.	PRC
46.	Guiyang Funtalk Century Telecommunications Equipment Co., Ltd.	PRC
47.	Cangzhou Guoxun Huifang Telecommunications Equipment Co., Ltd.	PRC
48.	Langfang Guoxun Huifang Telecommunications Equipment Co., Ltd.	PRC
49.	Zhangjiakou Guoxun Huifang Telecommunications Equipment Co., Ltd.	PRC
50.	Handan Guoxun Huifang Telecommunications Equipment Co., Ltd.	PRC
51.	Tangshan Guoxun Huifang Telecommunications Equipment Co., Ltd.	PRC

52.	Kaifeng Xinya Telecommunications Equipment Co., Ltd.	PRC
53.	Anyang Guanzhilin Telecommunications Equipment Co., Ltd.	PRC
54.	Henan Guanzhilin Commercial Trading Co., Ltd.	PRC
55.	Henan Yipai Commercial Trading Co., Ltd.	PRC
56.	Liuyang Feon Telecommunications Technology Co., Ltd.	PRC
57.	Zhuzhou Golden Feon Telecommunications Equipment Co., Ltd.	PRC
58.	Yiyang Feon Telecommunications Equipment Co., Ltd.	PRC
59.	Chenzhou Golden Feon Telecommunications Equipment Co., Ltd.	PRC
60.	Zhangjiajie Feon Telecommunications Equipment Co., Ltd.	PRC
61.	Wujiang Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
62.	Suzhou Guanzhilin Trading Co., Ltd.	PRC
63.	Yantai Runlin Telecommunications Equipment Co., Ltd.	PRC
64.	Taicang Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
65.	Kunshan Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
66.	Qingzhou Yanglin Mobile Phones Hypermarket Co., Ltd.	PRC
67.	Wuxi Guance Communication Equipment Co., Ltd.	PRC
68.	Nanjing Guanzhilin Pengshi Mobile Phones Hypermarket Co., Ltd.	PRC
69.	Yangzhou Shenglin Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
70.	Yancheng Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
71.	Xuzhou New Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
72.	Nantong Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
73.	Taizhou Hailing Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
74.	Heze Guanzhilin Communication Equipment Co., Ltd.	PRC
75.	Zaozhuang Guanzhilin Communication Equipment Co., Ltd.	PRC
76.	Jining Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
77.	Dongying Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
78.	Binzhou Guanzhilin Communication Equipment Co., Ltd.	PRC
79.	Zibo Yanglin Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
80.	Jiangsu Guanzhilin Mobile Phones Hypermarket Rizhao Co., Ltd.	PRC
81.	Tai’an Xinxin Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
82.	Dezhou New Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
83.	Weifang Yuandu Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
84.	Shandong Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
85.	Qingdao Yanglin Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
86.	Shanxi Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
87.	Datong Guanzhilin Commercial Trading Co., Ltd.	PRC
88.	Shanghai Guanzhilin Communication Equipment Co., Ltd.	PRC
89.	Changshu Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
90.	Gansu Guanzhilin Communication Equipment Co., Ltd.	PRC
91.	Huhhot Guanzhilin Communication Equipment Co., Ltd.	PRC
92.	Shuyang Guanzhilin Communication Equipment Co., Ltd.	PRC
93.	Weihai Guanzhilin Mobile Phones Hypermarket Co., Ltd.	PRC
94.	Huhhot Chuangxin Zhongyu Shidai Mobile Phones Marketing & Management Co., Ltd.	PRC
95.	Shanghai Xieheng Commercial Co., Ltd.	PRC
96.	Shanghai Xieheng Electronic Products Co., Ltd.	PRC
97.	Qingdao Xieheng Telecommunications Equipment Co., Ltd.	PRC
98.	Weifang Xieheng Telecommunications Equipment Co., Ltd.	PRC
99.	Shandong Xieheng Telecommunications Equipment Co., Ltd.	PRC
100.	Zoucheng Xieheng Telecommunications Equipment Co., Ltd.	PRC
101.	Zaozhuang Xieheng Telecommunications Equipment Co., Ltd.	PRC
102.	Zibo Lezhiyu Telecommunications Equipment Co., Ltd.	PRC
103.	Dongying Xieheng Telecommunications Equipment Co., Ltd.	PRC
104.	Rizhao Xieheng Telecommunications Equipment Co., Ltd.	PRC
105.	Weihai Xieheng Telecommunications Equipment Co., Ltd.	PRC
106.	Hefei Xieheng Telecommunications Equipment Co., Ltd.	PRC
107.	Wuhu Xieheng Telecommunications Equipment Co., Ltd.	PRC
108.	Huainan Xieheng Telecommunications Equipment Co., Ltd.	PRC
109.	Zhejiang Funtalk Telecommunications Equipment Co., Ltd.	PRC
110.	Hangzhou Xieheng Wanzhou Telecommunications Equipment Co., Ltd.	PRC

111.	Jiaxing Xieheng Telecommunications Equipment Co., Ltd.	PRC
112.	Jiashan Xieheng Telecommunications Equipment Co., Ltd.	PRC
113.	Hunan Xieheng Mobile Telecommunications Equipment Co., Ltd.	PRC
114.	Huaihua Xieheng Mobile Telecommunications Equipment Co., Ltd.	PRC
115.	Suzhou Xieheng Telecommunications Equipment Co., Ltd.	PRC
116.	Zhangjiagang Xieheng Mobile Telecommunications Equipment Co., Ltd.	PRC
117.	Guangzhou Xieheng Telecommunications Equipment Co., Ltd.	PRC
118.	Guangzhou Xieheng Telecommunications Device Co., Ltd.	PRC
119.	Guangzhou Xieheng Electronic Co., Ltd.	PRC
120.	Foshan Xieheng Electronic Telecommunications Equipment Co., Ltd.	PRC
121.	Qingyuan Xieheng Electronic Co., Ltd.	PRC
122.	Yingde Xieheng Electronic Co., Ltd.	PRC
123.	Zhaoqing Xieheng Telecommunications Device Co., Ltd.	PRC
124.	Zhanjiang Xieheng Electronic Equipment Co., Ltd.	PRC
125.	Zhanjiang Xieheng Telecommunications Equipment Co., Ltd.	PRC
126.	Zhongshan Xieheng Electronic Co., Ltd.	PRC
127.	Shenzhen Xieheng Electronic Co., Ltd.	PRC
128.	Heyuan Xieheng Electronic Co., Ltd.	PRC
129.	Chongqing Xieheng Telecommunications Equipment Co., Ltd.	PRC
130.	Shanghai Lehong Telecommunication Equipment Co., Ltd.	PRC
131.	Yantai Funtalk Telecommunications Equipment Co., Ltd.	PRC
132.	Laiwu Funtalk Telecommunications Equipment Co., Ltd.	PRC
133.	Suzhou Yipai Telecommunications Equipment Co., Ltd.	PRC
134.	Shuyang Funtalk Telecommunications Equipment Co., Ltd.	PRC
135.	Zhejiang Yipai Telecommunication Technology Co., Ltd.	PRC